UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pfenex Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Pfenex Inc. (“Pfenex”), which will be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., outside counsel to Pfenex, located at 12235 El Camino Real, San Diego, California 92130 on May 9, 2019, at 12:00 p.m. Pacific Time. Doors open at 11:00 a.m. Pacific Time.

At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect as Class II directors the three nominees named in this proxy statement to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified.

•

To approve an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement.

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

•	To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Stockholders of record as of March 14, 2019 may vote at the Annual Meeting or any postponement or adjournment of the meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the Internet, telephone or mail. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Pfenex.

Sincerely,

Evert B. Schimmelpennink

Chief Executive Officer

San Diego, California

April 4, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 9, 2019. Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

The date of this proxy statement is April 4, 2019 and it is being mailed to stockholders on or about April 9, 2019.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	May 9, 2019 at 12:00 p.m. Pacific Time

Place	The offices of Wilson Sonsini Goodrich & Rosati, P.C., outside counsel to Pfenex Inc., located at 12235 El Camino Real, San Diego, California 92130

Items of Business	• To elect as Class II directors the three nominees named in this proxy statement to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified.

• To approve an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement.

• To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

• To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Record Date	March 14, 2019 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	YOUR VOTE IS IMPORTANT. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States.

Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 9, 2019. Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

By order of the Board of Directors,

Evert B. Schimmelpennink
Chief Executive Officer

San Diego, California

April 4, 2019

The date of this proxy statement is April 4, 2019 and it is being mailed to stockholders on or about April 9, 2019.

-i-

PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Pacific Time on May 9, 2019

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Pfenex Inc. (the “Company” or “Pfenex”) for use at its 2019 annual meeting of stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on May 9, 2019 at 12:00 p.m. Pacific Time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C. outside counsel to the Company, located at 12235 El Camino Real, San Diego, California 92130.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet. We have designated our Chief Executive Officer, President, and Secretary, Evert B. Schimmelpennink, and our Senior Vice President, Chief Financial Officer, Susan A. Knudson, to serve as proxies for the Annual Meeting.

Why am I receiving these materials?

The Board of Pfenex is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Pfenex’s Annual Meeting, which will take place on May 9, 2019. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This proxy statement and the accompanying proxy card are being mailed on or about April 9, 2019 in connection with the solicitation of proxies on behalf of the Board.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Pfenex’s 2018 Annual Report on Form 10-K, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.

How do I get electronic access to the proxy materials?

The notice of annual meeting, proxy statement, and 2018 annual report are available by visiting www.proxyvote.com and typing in the control number as set forth (i) on the proxy card (for stockholders of record), or (ii) on the voting instruction form (for individuals who hold shares through a broker, bank, trustee, or nominee).

What proposals will be voted on at the Annual Meeting?

The proposals scheduled to be voted on at the Annual Meeting include:

•	the election of three Class II directors to hold office until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified;

•

the approval of an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement;

•	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

•	any other business that may properly come before the Annual Meeting.

At the time this Proxy Statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•	FOR the election of the directors nominated by our Board and named in this proxy statement as Class II directors to serve for three-year terms;

•

FOR the approval of an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement; and

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 14, 2019, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 31,485,199 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I contact Pfenex’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Shareholder Services, 6201 15th Avenue, Brooklyn, NY 11219, emailing help@astfinancial.com or by telephoning 800-937-5449.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and present government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

Will the annual meeting be webcast?

We do not expect to webcast the Annual Meeting.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•	You may vote via the Internet or by telephone. If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

•

You may vote by mail. Please complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our Board.

•

You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Please note that the Internet and telephone voting facilities will close at 11:59 PM Eastern Time on May 8, 2019.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Pfenex Inc., 10790 Roselle Street, San Diego, California 92121; or

•	attending the Annual Meeting and voting in person.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 10790 Roselle Street, San Diego, California 92121, by contacting our corporate secretary.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the directors nominated by our Board and named in this proxy statement as Class II directors to serve for three-year terms (Proposal No. 1);

•

FOR the approval of an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement (Proposal No. 2);

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal No. 3); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) and Proposal No. 2 (approval of amended and restated 2014 Equity Incentive Plan) are non-routine matters, while Proposal No. 3 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1 or Proposal No. 2, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 31,485,199 shares of common stock outstanding, which means that 15,742,600 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting (e.g., Proposal No. 2 and 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Election of directors	Plurality of the voting power of the shares present in person or represented by proxy and entitled to vote thereon	No

Amendment and restatement of 2014 Equity Incentive Plan	Majority of the shares present in person or represented by proxy and entitled to vote thereon	No

Ratification of appointment of KPMG LLP	Majority of the shares present in person or represented by proxy and entitled to vote thereon	Yes

Proposal No. 1: Election of three nominees for Class II directors named in this proxy statement to hold office until our 2022 annual meeting of stockholders or until their successors are duly elected and qualified.

The election of the directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominees’ favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

Proposal No. 2: Approval of an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in this proxy statement.

The affirmative “FOR” vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve our Amended and Restated 2014 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, and to make such other changes as described in this proxy statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal No. 3: Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

The ratification of the appointment of KPMG LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter — the proposal to ratify the appointment of KPMG LLP. Absent direction from you, your broker will not have discretion to vote on the election of directors or the amendment and restatement of our 2014 Equity Incentive Plan.

Who will count the votes?

A representative of our mailing agent, Broadridge Financial Solutions, Inc., will tabulate the votes and act as inspector of elections.

What is the interest of the company’s executive officers and directors in the proposals being voted upon?

None of our executive officers or directors or their associates has any substantial interest in any matter to be acted upon, other than (i) our Class II directors, with respect to the election to office of the directors so nominated, and (ii) our executive officers and directors, with respect to the approval of our amended and restated 2014 Equity Incentive Plan because they would be eligible to receive awards under the amended and restated 2014 Equity Incentive Plan.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

We have retained the services of Kingsdale Advisors (“Kingsdale”) to solicit proxies, for which we estimate that we will pay a fee of $13,500.

Kingsdale has informed us that it intends to employ approximately seven persons to solicit proxies. In addition to soliciting proxies by mail, our officers, trustees and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses. Our expenses related to the solicitation of proxies, including fees for attorneys and other advisers and advertising, printing and related costs, but excluding salaries and wages of our regular employees, are currently expected to be approximately $51,500, of which $23,500 has been spent to date.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Pfenex or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

(858) 352-4400

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2020 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 11, 2019. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our

Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2020 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 25, 2020; and

•	not later than February 24, 2020.

In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Who can help answer my questions?

The information provided above in this “Question and “Answer” format is for your convenience and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale. Banks and brokers and shareholders may call Kingsdale at 1-866-581-1024 (North American toll free number) or 416-867-2272 (call collect outside North America).

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently comprised of seven members, six of which are “independent” under NYSE American listing standards. The Board is nominating three nominees for election. Our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. There are three Class II directors whose current term of office expires at the Annual Meeting: Phillip M. Schneider, Robin D. Campbell, Ph.D. and Magda Marquet, Ph.D. Our board of directors has nominated Mr. Schneider, and Drs. Campbell and Marquet for re-election at the Annual Meeting to serve as Class II directors until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 1, 2019, and certain other information for each of the directors whose terms expire at the Annual Meeting and for each of the directors whose terms do not expire at the Annual Meeting.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
Magda Marquet, Ph.D.(1)	II	60	Director	2019	2019	2022
Phillip M. Schneider(2)(3)	II	62	Director	2014	2019	2022
Robin D. Campbell, Ph.D.(2)(3)	II	64	Director	2014	2019	2022
Continuing Directors
Sigurdur Olafsson(3)	I	50	Director	2017	2021	—
John M. Taylor(1)	I	54	Director	2015	2021	—
Jason Grenfell-Gardner(1)(2)	III	44	Chairman	2017	2020	—
Evert B. Schimmelpennink	III	47	Chief Executive Officer, President, Secretary and Director	2017	2020	—

(1)	Member of our corporate governance and nominating committee
(2)	Member of our audit committee
(3)	Member of our compensation committee

Nominees for Director

Phillip M. Schneider joined our board of directors in 2014. Most recently, Mr. Schneider held various positions with IDEC Pharmaceuticals Corporation, a biopharmaceutical company, from 1987 to 2003, including: Senior Vice President and Chief Financial Officer from 1997 to 2003; and Director of Finance and Administration from 1992 to 1997. Prior to that, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation, a pharmaceutical company, from 1985 to 1987 and KPMG LLP, an audit and tax advisory firm, from 1982 to 1984, where he attained his CPA license. Mr. Schneider previously served as a member of the board of directors at Arena Pharmaceuticals from 2008 to 2018, Auspex Pharmaceuticals from 2014 until its acquisition by Teva Pharmaceuticals in 2015 and served as a member of the board of directors of Gen-Probe, Inc., a biotechnology company, from 2002 until its acquisition by Hologic Inc. in 2012. Mr. Schneider holds a B.S. in Biochemistry from the University of California, Davis and an M.B.A. from the University of Southern California. The board of directors believes Mr. Schneider is qualified to serve as a director because of his extensive experience in finance and accounting and his unique knowledge of the biotechnology industry.

Robin D. Campbell, Ph.D. joined our board of directors in 2014. Dr. Campbell has served as a Technology Management Program Lecturer at the University of California, Santa Barbara from 2009 to 2018. From 2008 to

2012, Dr. Campbell served as Managing Director of Campbell Management Solutions, LLC, a strategy and management consulting company. Prior to that, Dr. Campbell served as President and Chief Executive Officer of Naryx Pharma, Inc., a pharmaceutical company, from 2004 to 2008. From 1989 to 2002, Dr. Campbell held various management positions with Amgen, Inc., a biopharmaceutical company, including Vice President of the U.S. Oncology Business Unit and General Manager and Vice President of Asia Pacific and Latin American Operations. Dr. Campbell served as President of Kirin-Amgen, Inc., a biotechnology joint venture between Kirin Brewery Company, Limited and Amgen, Inc., from 1997 to 2000. Dr. Campbell served on the board of directors of SEQUUS Pharmaceuticals, a public oncology therapeutics company, from 1998 to 1999. Dr. Campbell is currently the Executive Chairman of the Board of Aptitude Medical Systems, a private research platform technology company, is a member of the board of directors of SymBio Pharmaceuticals Ltd, a public Japan-based pharmaceutical company, and is a member of the board of directors of Acelot, Inc., a private bioinformatics drug discovery platform company. Dr. Campbell holds a Bachelor’s degree in Zoology from the University of North Carolina, Chapel Hill and a Ph.D. in Microbiology and Immunology from Wake Forest University. The board of directors believes Dr. Campbell is qualified to serve as a director because of his extensive industry background and management experience.

Magda Marquet, Ph.D., joined our board of directors in 2019. Dr. Marquet has served as co-founder and co-chief executive officer of ALMA Life Sciences LLC, an early-stage healthcare investment firm, since 2013. Dr. Marquet also has been a co-founder of AltheaDx, a biotechnology company, since 2009. Dr. Marquet previously served as the co-founder and chairman of Althea Technologies, a biotechnology company, from 2009 to 2019, and previously served as its co-president and chief executive officer from 1998 to 2009. Prior to starting Althea Technologies, Dr. Marquet held several positions in product development and pharmaceutical development in companies such as Vical and Amylin Pharmaceuticals. Dr. Marquet has served on the board of directors of Arcturus Therapeutics, Ltd., a therapeutics company, since 2018. Dr. Marquet holds a Ph.D. in biochemical engineering from INSA/University of Toulase, France. The board of directors believes that Dr. Marquet is qualified to serve as a member of our board of directors because of her extensive senior management experience in the biotechnology industry.

Continuing Directors

Sigurdur (Siggi) Olafsson joined our board of directors in 2017. Since 2018, Mr. Olafsson has served as the Chief Executive Officer of Hikma Pharmaceuticals PLC, a pharmaceutical company. Mr. Olafsson served as President and Chief Executive Officer, Global Generic Medicines Group of Teva Pharmaceuticals Ltd., a pharmaceutical company, from 2014 to 2017. Mr. Olafsson previously served as President of Actavis Pharma, Inc., a pharmaceutical company, from 2012 to 2014, Executive Vice President, Global Generics, at Actavis plc (Watson) from 2010 to 2012 and CEO of the Actavis Group from 2008 to 2010. From 2003 to 2008, he held positions of increasing responsibility within the Actavis Group, including Deputy CEO, Vice President of Corporate Development and CEO of Actavis Inc. U.S. From 1998 to 2003, he held positions of increasing responsibility with the Global R&D organization in the U.K. and U.S. of Pfizer Inc., a pharmaceutical company. From 1994 to 1998, he served as Head of Drug Development for Omega Farma, a pharmaceutical company, in Iceland. Mr. Olafsson received a M.S. in pharmacy (Cand Pharm) from the University of Iceland, Reykjavik. The board of directors believes Mr. Olafsson is qualified to serve as a director because of his extensive knowledge of our industry and his experience as a senior officer of other healthcare companies.

John M. Taylor joined our board of directors in 2015. Mr. Taylor has served since November 2016 as the President and Principal of Compliance and Regulatory Affairs of Greenleaf Health, LLC, a consulting firm that provides strategic guidance to FDA-regulated companies, and from 2014 to November 2016 as the Principal of Compliance and Regulatory Affairs of Greenleaf Health, LLC. Prior to joining Greenleaf, Mr. Taylor served as Counselor to the Commissioner, Acting Deputy Principal Commissioner, and Acting Deputy Commissioner for Global Regulatory Operations and Policy at the U.S. Food and Drug Administration (FDA) from October of 2009 to February of 2014. Prior to that, Mr. Taylor served as the Executive Vice President for Health at the Biotechnology Industry Organization (BIO), a biotechnology organization providing advocacy, business development and communications services, from 2007 to 2009. Prior to joining BIO, Mr. Taylor served as Divisional Vice President for Federal Government Affairs at Abbott Laboratories, a diversified healthcare company, from 2005 to 2007. Prior to joining Abbott, Mr. Taylor served at the FDA in a variety of positions, as Associate Commissioner for Regulatory Affairs from 2002 to 2005, Director of the Office of Enforcement from 2000 to 2002, Acting Director of the Office of Compliance in the Center for Drug Evaluation and Research in 2000, Special Assistant to the Associate Commissioner for Regulatory Affairs in 1999, Senior Advisor for Regulatory Policy within the Office of the Commissioner from 1996 to 1999, and as an Attorney in the Office of the Chief Counsel from 1991 to 1996. Mr. Taylor holds a Bachelor’s degree in History from Pennsylvania State University and a J.D. from the College of William and Mary. The board of directors believes Mr. Taylor is qualified to serve as a director because of his extensive regulatory experience and his unique knowledge of the healthcare industry.

Jason Grenfell-Gardner joined our board of directors in 2017. Mr. Grenfell-Gardner has served as the President and Chief Executive Officer and a member of the board of directors of Teligent, Inc., a specialty generic pharmaceutical company, since 2012. From 2008 to 2012, Mr. Grenfell-Gardner served in various management roles, and most recently as Senior Vice President of Sales and Marketing of Hikma Pharmaceuticals, PLC and its subsidiaries, including West-Ward Pharmaceuticals, a pharmaceutical company. From 1998 to 2003, Mr. Grenfell-Gardner worked throughout Central and Eastern Europe as a partner at Trigon Capital, a boutique investment bank focused on mergers and acquisitions. During his time in that region, Mr. Grenfell-Gardner served as chairman of the board of directors of AB Sanitas, as well as other board positions. Mr. Grenfell-Gardner holds an M.A. (Hons) in Economics from the University of St. Andrews in Scotland and an MBA from INSEAD. The board of directors believes Mr. Grenfell-Gardner is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer and director of other healthcare companies.

Evert B. Schimmelpennink has served as our Chief Executive Officer, President and Secretary and a director since August 2017. Prior to his appointment, Mr. Schimmelpennink served as the Chief Executive Officer of Alvotech, a biosimilar development company from 2015 to July 2017. From September 2015 to November 2015, Mr. Schimmelpennink served as Vice President — Global Sterile Injectables of Pfizer Inc., a pharmaceutical company. Prior to that, Mr. Schimmelpennink served as Vice President — Global Generics from 2012 to 2015 and Director of Specialty Injectable Pharma Marketing EMEA & Director of Distributor Operations EMEA from 2011 to 2012 of Hospira, Inc., a pharmaceutical company. From 2002 to 2011, Mr. Schimmelpennink held various roles at Synthon BV, a generics medicine company, including Vice President Marketing and Sales from 2008 to 2011. From 1997 to 2002 he held various roles with Numico NV, a Dutch maker of baby foods and nutritional bars and shakes, including International Product Manager from 2000 to 2002 and Researcher Product Development from 1999 to 2000. Prior to Numico, Mr. Schimmelpennink served as a vaccine technologist at the Dutch National Institute for Public Health and the Environment from 1998 to 1999. Mr. Schimmelpennink received a Masters in bioprocess engineering from the Wageningen University in the Netherlands. The board of directors believes Mr. Schimmelpennink is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer of healthcare companies.

Director Independence

Our common stock is listed on the NYSE American. Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of the independence of each current director to determine whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities, and determined that each of Messrs. Taylor, Schneider, Grenfell-Gardner and Olafsson and Drs. Campbell and Marquet, representing six of our seven directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and the rules of the NYSE American.

Our Board also determined that Mr. Schneider (Chairperson), Mr. Grenfell-Gardner and Dr. Campbell, who currently comprise our audit committee, and Dr. Campbell (Chairperson), Mr. Schneider and Mr. Olafsson, who currently comprise our compensation committee, and Mr. Taylor (Chairperson), Mr. Grenfell-Gardner and Dr. Marquet, who currently comprise our corporate governance and nominating committee, satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE American.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Mr. Grenfell-Gardner currently serves as the chairman of our board of directors. Our Board believes the current board leadership structure provides effective independent oversight of management while allowing our Board and management to benefit from the chairman’s leadership and years of experience as an executive in the pharmaceutical industry. The chairman is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside of our company, while our Chief Executive Officer brings company-specific experience and expertise. Our Board believes that the chairman’s role enables strong leadership, creates clear accountability, facilitates information flow between management and our Board, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board Meetings and Committees

During 2018, our Board held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he served as a director and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served.

It is the policy of our Board to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of our directors attended our 2018 annual meeting of stockholders.

Our Board currently has an audit committee, a compensation committee and a corporate governance and nominating committee. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE American, and SEC rules and regulations. We intend to comply with the requirements of the NYSE American with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.

Audit Committee

Mr. Schneider and Dr. Campbell and Mr. Grenfell-Gardner, each of whom is a non-employee member of our Board, currently comprise our audit committee. Mr. Schneider serves as the chair of our audit committee.

Our Board has determined that each of the members of our audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of the NYSE American and the SEC. Our Board has also determined that Mr. Schneider qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of the NYSE American.

The audit committee is responsible for, among other things, providing assistance to the Board in fulfilling its oversight responsibilities regarding the integrity of our financial statements, our compliance with applicable legal and regulatory requirements, the integrity of our financial reporting processes, including its systems of internal accounting and financial controls, the performance of our internal audit function and independent auditor and our financial policy matters by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The audit committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy itself that the accountants are independent of management.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American. A copy of the charter of our audit committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage. During 2018, our audit committee held four meetings.

Compensation Committee

Mr. Schneider, Dr. Campbell and Mr. Olafsson, each of whom is a non-employee member of our Board, comprise our compensation committee. Dr. Campbell serves as the chair of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the rules of the NYSE American and the SEC. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code.

The compensation committee is responsible for, among other things, overseeing our overall compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for officers and employees. The compensation committee also reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, sets the compensation of these officers based on such evaluations and reviews and approves or recommends to the Board any employment-related agreements, any proposed severance arrangements or change in control or similar agreements with these officers. Additionally, the compensation committee administers the issuance of stock options and other awards under our stock plans. The compensation committee may delegate limited authority to executive officers or other directors of the Company to grant equity awards to non-executive officers. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members and the adequacy of the charter of the compensation committee. The compensation committee will also prepare a report on executive compensation, when and as required by the SEC rules, to be included in our annual report and annual proxy statement.

Our compensation committee operates under a written charter that satisfies the listing standards of NYSE American. A copy of the charter of our compensation committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage. The compensation committee held six meetings during 2018.

Corporate Governance and Nominating Committee

Messrs. Taylor and Grenfell-Gardner and Dr. Marquet, each of whom is a non-employee member of our Board, comprise our corporate governance and nominating committee. Mr. Taylor serves as the chair of our corporate governance and nominating committee. Our Board has determined that each member of our corporate governance and nominating committee meets the requirements for independence under the rules of the NYSE American and the SEC.

The corporate governance and nominating committee is responsible for developing and recommending to the Board criteria for identifying and evaluating candidates for directorships and making recommendations to the Board regarding candidates for election or reelection to the Board at each annual stockholders’ meeting. In addition, the corporate governance and nominating committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The corporate governance and nominating committee is also responsible for making recommendations to the Board concerning the structure, composition and function of the board of directors and its committees. The corporate governance and nominating committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of director candidates.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of NYSE American. A copy of the charter of our corporate governance and nominating committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage. The corporate governance and nominating committee held five meetings during 2018.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee (which includes Robin D. Campbell, Sigurdur Olafsson and Phillip M. Schneider) is or has at any time been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board or compensation committee.

Identifying and Evaluating Nominees for Director

The corporate governance and nominating committee use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•

The corporate governance and nominating committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the corporate governance and nominating committee from other sources.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the corporate governance and nominating committee will consider the following:

•	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.

•

Such factors as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The corporate governance and nominating committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that the corporate governance and nominating committee may consider appropriate.

In October 2017, our board of directors, on the recommendation of our corporate governance and nominating committee, approved an amendment to our director nominating policies to include a specific reference to factors relating to diversity when considering potential director candidates. Our board of directors intends to consider these factors, including in particular gender diversity, in connection with its deliberations over board expansion and potential candidates.

The corporate governance and nominating committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. Our Board and the corporate governance and nominating committee believe that it is essential that members of our Board represent diverse viewpoints.

The corporate governance and nominating committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity.

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Skills that are complementary to those of the existing Board.

•	The ability to assist and support management and make significant contributions to the Company’s success.

•	An understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

•

If the corporate governance and nominating committee determines that an additional or replacement director is required, the corporate governance and nominating committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the corporate governance and nominating committee, the Board or management.

The corporate governance and nominating committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Stockholder Recommendations for Nominations to the Board

It is the policy of the corporate governance and nominating committee to consider recommendations for candidates to the Board from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 10790 Roselle Street, San Diego, California 92121. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

Communications with the Board of Directors

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121. Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board. Our Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s corporate governance and nominating committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Corporate Governance Principles and Code of Ethics and Conduct

Our Board has adopted Corporate Governance Principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Ethics and Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior officers. The full text of our Corporate Governance Principles and our Code of Ethics and Conduct is posted on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage. We intend to post any amendments to our Code of Ethics and Conduct, and any waivers of our Code of Ethics and Conduct for directors and executive officers, on the same website.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board believes that open communication between management and our Board is essential for effective risk management and oversight. Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deemed appropriate.

While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. In addition, our audit committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our corporate governance and nominating committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee oversees risks related to our compensation policies to ensure that our compensation programs do not encourage unnecessary risk-taking. Finally, our full Board reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Director Compensation

In January of 2016, after reviewing data provided by StreeterWyatt regarding practices at comparable companies, the compensation committee revised the director compensation for non-employee directors as follows. Since January 2016, all non-employee directors are entitled to receive the following cash compensation for their services:

•	$40,000 per year for service as a Board member;

•	$20,000 per year additionally for service as chairman of the Board;

•	$15,000 per year additionally for service as chairman of the audit committee;

•	$8,000 per year additionally for service as an audit committee member;

•	$8,000 per year additionally for service as chairman of the compensation committee;

•	$5,000 per year additionally for service as a compensation committee member;

•	$6,000 per year additionally for service as chairman of the corporate governance and nominating committee; and

•	$3,000 per year additionally for service as a corporate governance and nominating committee member.

All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

Each non-employee director who first joins us is granted an initial award of a nonstatutory stock option to purchase 25,000 shares of our common stock and on the date of each annual meeting of stockholders, each non-employee director who has been a non-employee director for 6 months or more on the date of the annual meeting is granted an annual award of a nonstatutory stock option to acquire 18,000 shares of our common stock. The initial award and the annual award vest in full on the date of the next annual meeting, in each case subject to continued service as a director on the date of such annual meeting. These awards will vest and become immediately exercisable immediately prior to a change in control.

The table below shows compensation earned by our non-employee directors during 2018. Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2018, Mr. Schimmelpennink, was also an employee. Mr. Schimmelpennink’s compensation is discussed in “Executive Compensation.”

2018 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Jason Grenfell-Gardner	68,335	71,411	139,746
Phillip M. Schneider	60,000	71,411	131,411
Robin D. Campbell, Ph.D.	56,000	71,411	127,411
John M. Taylor	46,000	71,411	117,411
Dennis M. Fenton, Ph.D.(4)	23,332	—	23,332
Sigurdur Olafsson	43,334	71,411	114,745
Magda Marquet, Ph.D.(5)	—	—	—

(1)	Amounts in this column reflect compensation earned in 2018.
(2)

The amounts shown represent the full grant date fair value of option awards granted in 2018 as determined pursuant to ASC 718. The assumptions used to calculate the value of such awards are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)

As of December 31, 2018, our non-employee directors held outstanding options to purchase the number of shares of common stock as follows: Mr. Grenfell-Gardner (43,000 options); Mr. Schneider (92,000 options); Dr. Campbell (92,000 options); Mr. Taylor (79,000 options); Dr. Fenton (61,000 options); Mr. Olafsson (43,000 options); and Dr. Marquet (none).

(4)	Dr. Fenton did not stand for re-election at the 2018 annual meeting and ceased to be a member of the board of directors in May 2018.
(5)	Dr. Marquet joined our board of directors in February 2019.

See “Executive Compensation” for information about the compensation of directors who are also our employees.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Under our governing documents our Board has the power to set the number of directors from time to time by resolution. We currently have seven authorized directors serving on our Board, of which six directors are “independent” as defined under the NYSE American listing standards. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

At the Annual Meeting, three Class II directors will be elected for three-year terms. Based upon the recommendation of our corporate governance and nominating committee, our Board has nominated each of the director nominees set forth below to stand for initial election by our stockholders, in each case for a three-year term expiring at our 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominees for Director

Our corporate governance and nominating committee has recommended, and our Board has approved, Phillip M. Schneider, Robin D. Campbell, Ph.D. and Magda Marquet, Ph.D. as nominees for election as Class II directors at the Annual Meeting.

If elected, Mr. Schneider, and Drs. Campbell and Marquet will serve as Class II directors until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Schneider and Drs. Campbell and Marquet. We expect that Mr. Schneider and Drs. Campbell and Marquet will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of the Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS II DIRECTORS TO SERVE FOR THREE-YEAR TERMS.

PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the amendment and restatement of our 2014 Equity Incentive Plan (the “2014 Plan”). In particular, we are seeking stockholder approval of an increase in the share reserve under the amended and restated 2014 Plan (the “Amended 2014 Plan”) by an additional 2,000,000 shares of our common stock, or “Shares,” and certain other changes as set forth in this proposal.

Our Board adopted the Amended 2014 Plan, subject to the approval of our stockholders at the 2019 Annual Meeting, and our Board recommends that stockholders approve the Amended 2014 Plan.

If our stockholders approve the Amended 2014 Plan, it will replace the current version of the 2014 Plan and will continue in effect until 2024, unless earlier terminated by our Board or its compensation committee. If stockholders approve this proposal, the Amended 2014 Plan and share increase will become effective as of the date of stockholder approval.

If stockholders do not approve this proposal, the share increase and other changes incorporated in the Amended 2014 Plan will not be made. In that case, the Shares reserved for issuance under the 2014 Plan may be insufficient to achieve our incentive, recruiting and retention objectives during fiscal year 2019 and each fiscal year thereafter while the 2014 Plan remains in effect making it more difficult to meet our recruiting and retention needs. This ultimately may undermine our success as a company.

The 2014 Plan is also being amended to incorporate current compensation and governance best practices, as described in greater detail below.

In 2017, our Board adopted, and our stockholders approved, our amended and restated 2014 Equity Incentive Plan, as is currently in effect. At such time, the material terms of the plan were amended and restated to: (1) include features that would allow us the ability to grant awards intended to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (“162(m)”) so that these awards may be fully deductible for U.S federal tax purposes (the “Section 162(m) Provisions”); (2) to increase the number of shares of common stock reserved thereunder by 2,500,000 shares; and (3) to make such other changes as described in the proxy statement filed in connection with our 2017 annual meeting of stockholders. Other than in 2017, the 2014 Plan has not been amended in any other material way since the 2014 Plan was approved by our stockholders prior to our initial public offering completed in July 2014.

Material Changes to the 2014 Plan

The following is a summary of the material changes incorporated into the Amended 2014 Plan. This comparative summary is qualified in its entirety by reference to the actual text of the Amended 2014 Plan, set forth as Appendix A to this proxy statement.

•

The number of Shares that may be issued under the Amended 2014 Plan is increased by an additional 2,000,000 Shares so that the total maximum number of shares reserved for issuance under the Amended 2014 Plan is 7,534,992 Shares plus any shares subject to awards under our 2009 Equity Incentive Plan (the “2009 Plan”) that expire, or terminate, or are forfeited to or repurchased by us, subject to the limits described under the “Summary of the Amended 2014 Plan”.

•

Prior to the date restrictions lapse with respect to restricted stock or the date restricted stock units, performance shares, or performance units are settled, there is no entitlement to receive any dividends or other distributions paid with respect to the shares underlying such awards and, following the date the restrictions lapse with respect to such awards, any rights to dividends or other distributions with respect to any award of restricted stock, restricted stock units, performance shares, or performance units will be subject to the same restrictions and forfeitability provisions that apply to the Shares underlying such award.

•

The maximum annual limits applicable to awards to our non-employee directors were amended to be more restrictive and provide that any compensation, cash or equity awards, payable to a non-employee director during any fiscal year may not exceed $500,000 (increased to $1,000,000 in the director’s initial year of service on the Board). The value of any equity award for purposes of this limit is its grant date fair value (determined in accordance with U.S. generally accepted accounting principles). The existing annual limits in the 2014 Plan provide that in any fiscal year, a non-employee director member may not be granted cash-settled equity awards under the 2014 Plan with a grant date fair value (determined in accordance with GAAP) exceeding $500,000, increased to $1,000,000 in the initial year of service as a non-employee director, and, in any fiscal year, may not be granted stock-settled equity awards under the 2014 Plan covering more than 175,000 Shares, increased to 300,000 Shares in the initial year of service as a non-employee director. The amendments to the non-employee director annual limits were developed with input from Compensia, Inc., the independent compensation consultant for the compensation committee, based on Compensia’s review of non-employee director limits in equity plans for comparable companies and taking into consideration the existing annual non-employee director limits in the 2014 Plan.

•

The 162(m) Provisions largely have been removed due to recent changes to the U.S. tax law under the Tax Jobs Creation Act of 2017 (“TJCA”), which removed the “performance-based compensation” exception from 162(m) for tax years beginning on January 1, 2018. We have never granted any awards intended to qualify as “performance-based” compensation under 162(m).

Our executive officers and directors have an interest in the approval of the Amended 2014 Plan by our stockholders because they would be eligible to receive awards under the Amended 2014 Plan. Our Board and its compensation committee have approved the Amended 2014 Plan, subject to the approval of our stockholders at the Annual Meeting.

The Amended 2014 Plan Requires Additional Shares to Meet Our Forecasted Needs

In determining the number of Shares to be added to the total number of Shares reserved for issuance under the Amended 2014 Plan, our Board and its compensation committee considered the following:

•

Remaining Competitive by Attracting and Retaining Talent. Our Board and its compensation committee considered the importance of maintaining an equity incentive program to attract, retain and reward our high-performing employees.

•

Number of Shares Available for Grant Under the 2014 Plan. As of March 20, 2019, an aggregate of 1,341,151 Shares remained available for issuance under the 2014 Plan. Under the terms of the 2014 Plan, the number of Shares available for issuance will increase by any Shares subject to outstanding awards previously granted under the 2014 Plan that return to the 2014 Plan in the future and any Shares subject to outstanding awards granted under our 2009 Plan if the Shares return to the 2014 Plan in the future according to the 2014 Plan’s terms. As of the same date, 4,176,068 and 376,094 Shares were subject to outstanding options under the 2014 Plan and the 2009 Plan, respectively. In addition, as of March 20, 2019, 395,710 Shares were subject to outstanding awards under our 2016 Inducement Equity Incentive Plan and 104,290 Shares remained available for issuance.

•

Overhang. Overhang measures the potential dilution to which our existing stockholders are exposed due to outstanding equity awards. As of March 20, 2019, we had an aggregate of 4,947,872 Shares subject to outstanding options with an average remaining term of 7.58 years and a weighted average exercise price of $5.71.

•	Historical Grant Practices. Since our initial public offering which was completed in July 2014, we granted equity awards representing a total of 6,502,447 Shares. Our three-year average burn rate is

6.0%, which is below the three-year average industry guideline of 6.98% as determined by Institutional Share Services (ISS) in the peer group of the Russell 3000 Pharma/Biotech company. We obtained the “burn rate” for each fiscal year, calculated on an option equivalent basis where full value awards are included, divided by the weighted average common shares outstanding during the fiscal year. We then determine the average of the last three fiscal years to determine the “average burn rate.”

•

Forecasted Grant Practices. We currently forecast that equity awards covering approximately 2,800,000 Shares under the Amended 2014 Plan will be sufficient to help us achieve our goals of attracting, motivating and retaining our employees and other service providers over the next two (2) fiscal years; however, future circumstances and business needs may dictate a different result and our proposed increase in the share reserve under the Amended 2014 Plan is designed to give us flexibility to address those circumstances and needs as they may arise. This number is equal to 8.9% of our common stock outstanding as of March 20, 2019. We also anticipate cancellation or forfeiture of awards covering approximately 490,000 Shares over this period, based in part on our historic rates from 2015 and 2016, which we view as more indicative of our future estimated forfeiture rate than more recent years that had higher than usual executive officer turnover and forfeitures. If our expectation for cancellations is accurate, our net grants (grants less cancellations) over the next two (2) fiscal periods would be approximately 2,310,000 Shares, or approximately 7.3% of our common stock outstanding as of March 20, 2019. Any additional shares available for issuance beyond the projections described above are intended to allow the board of directors or compensation committee the ability to address specific retention or incentive objectives during the next two years.

The Amended 2014 Plan Incorporates Good Compensation and Governance Practices

The Amended 2014 Plan includes provisions that are considered best practices for compensation and corporate governance.

•

No Annual Evergreen. The Amended 2014 Plan does not contain an annual “evergreen” provision that automatically increases the number of Shares available for issuance each year. As a result, any future increases to the number of Shares reserved for issuance under the Amended 2014 Plan will require approval from our stockholders. Prior to its amendment and restatement in 2017, the 2014 Plan included an annual “evergreen” provision.

•	Administration. The Amended 2014 Plan will be administered by the Board or our compensation committee, which consists entirely of independent non-employee directors.

•	Repricing or Exchange Programs are Not Allowed without Stockholder Approval. The Amended 2014 Plan prohibits the repricing or other exchange of awards without stockholder approval.

•

No Discount Stock Options or Stock Appreciation Rights. The Amended 2014 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our Shares on the date the award is granted, except in certain circumstances in which we are assuming or replacing options in a manner consistent with the Internal Revenue Code granted by another company that we are acquiring.

•

Share Counting Provisions. In general, when awards granted under the Amended 2014 Plan expire or are canceled without having been fully exercised, or are settled in cash, the Shares reserved for those awards are returned to the Share reserve and become available for future awards. However, if Shares are tendered to us or withheld by us to pay a stock option’s or stock appreciation right’s exercise price or to satisfy such award’s tax withholding obligations, those Shares do not become available for future awards. Also, if a stock appreciation right is exercised, we subtract from the Amended 2014 Plan share reserve the full number of Shares subject to the portion of the stock appreciation right actually exercised, regardless of how many Shares were actually used to settle the stock appreciation right.

•	Full-Value Awards Count More Heavily in Reducing the Amended 2014 Plan Share Reserve. The Amended 2014 Plan uses a “fungible share concept,” under which options and stock appreciation rights reduce the share reserve on a one-for-one basis, but full value awards, such as restricted stock and restricted stock units, reduce the reserve on a 1.5-for-one basis.

•

Limited Transferability. In general, awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, either voluntarily or by operation of law, unless otherwise approved by the Board or a committee of the Board administering the Amended 2014 Plan.

•

Annual Limits on Awards to Employees and Consultants. The Amended 2014 Plan limits the size of each type of award that may be granted to an employee or consultant under the Amended 2014 Plan in any calendar year.

•	Annual Limits on Compensation to Non-Employee Directors. The Amended 2014 Plan sets reasonable limits as to the maximum compensation that non-employee directors may receive during each fiscal year.

•	No Tax Gross-Ups. The Amended 2014 Plan does not provide for any tax gross ups.

•

Forfeiture Events. Awards under the Amended 2014 Plan may be subject to any clawback policy of ours, and the administrator may require a participant to forfeit, return, or reimburse us for all or a portion of the award and any amounts paid under the award in order to comply with the applicable clawback policy or applicable laws.

•

No Dividends on Unvested Full Value Awards. The Amended 2014 Plan clarifies that any award of restricted stock, restricted stock units, performance shares, or performance units will not be entitled to receive any dividends or other distributions with respect to such award until restrictions lapse for restricted stock, or the restricted stock units, performance shares, or performance units are settled and will be subject to the same restrictions and forfeitability provisions that apply to the Shares underlying such award.

Summary of the Amended 2014 Plan

The following is a summary of the principal features of the Amended 2014 Plan, as amended and restated, and its operation. The summary is qualified in its entirety by reference to the Amended 2014 Plan as set forth in Appendix A.

General.

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to employees, directors and consultants who perform services for us, and to promote the success of our business. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and/or performance shares.

Authorized Shares.

We are asking our stockholders to approve an increase of 2,000,000 Shares to the number of Shares reserved under the Amended 2014 Plan. If our stockholders approve this Proposal No. 2, a total maximum amount of 7,534,992 Shares will have been reserved for issuance under the Amended 2014 Plan, plus any Shares subject to stock options or similar awards granted under our 2009 Plan that, on or after the date the 2014 Plan initially was approved by our stockholders, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2009 Plan that are forfeited to or repurchased by us, with a maximum number of Shares to be added to the Amended 2014 Plan from the 2009 Plan equal to 961,755 Shares.

If any award granted under the Amended 2014 Plan expires or becomes unexercisable without having been exercised in full or is forfeited to or repurchased by us due to failure to vest, then the expired, unexercised, forfeited, or repurchased Shares subject to such award will become available for future grant or sale under the

Amended 2014 Plan. With respect to the exercise of stock appreciation rights, the gross Shares issued pursuant to a stock appreciation right will cease to be available under the Amended 2014 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will not become available for future grant or sale under the Amended 2014 Plan. If an award is paid out in cash rather than Shares, such payment will not reduce the number of Shares available for issuance under the Amended 2014 Plan.

Any Shares subject to stock options or stock appreciation rights are counted against the Amended 2014 Plan share reserve as one Share for every one Share subject to the award. Any Shares subject to awards granted under the Amended 2014 Plan other than stock options or stock appreciation rights (i.e., full value awards, including restricted stock, restricted stock units, performance units, and performance shares) are counted against the Amended 2014 Plan share reserve as 1.5 Shares for every one Share subject thereto and are counted as 1.5 Shares for every one Share returned to or deemed not issued from the Amended 2014 Plan.

Subject to the adjustment provisions of the Amended 2014 Plan described below, the maximum number of Shares that may be issued upon the exercise of incentive stock options is the total number of Shares reserved for issuance as described above plus, to the extent permitted by the incentive stock option rules, the number of shares that become available for issuance under the Amended 2014 Plan and from our 2009 Plan under the provisions described above.

Limitations

The Amended 2014 Plan contains annual grant limits. These annual grant limits were added in 2017 as part of the amendments for the 162(m) Provisions. While we have removed many of the 162(m) Provisions due to the TJCA changes that eliminated the “performance-based” compensation exception under 162(m), we did not remove the annual limits below as we believe these limits provide appropriate restrictions for the sizing of the awards to our employees and consultants each year:

Award Type	Annual Number of Shares or Dollar Value
Stock Options	Maximum of 500,000 Shares, increased to 750,000 Shares in the initial year of service
Stock Appreciation Rights	Maximum of 500,000 Shares, increased to 750,000 Shares in the initial year of service
Restricted Stock	Maximum of 300,000 Shares, increased to 600,000 Shares in the initial year of service
Restricted Stock Units	Maximum of 300,000 Shares, increased to 600,000 Shares in the initial year of service
Performance Shares	Maximum of 300,000 Shares, increased to 600,000 Shares in the initial year of service
Performance Units	Maximum initial value of $500,000 increased to $1,000,000 in the initial year of service

The Amended 2014 Plan also provides that in any fiscal year, a non-employee Board member may not be paid, issued or granted any compensation, cash or equity awards, in excess of $500,000 (increased to $1,000,000 in the director’s initial year of service on the Board). The value of any equity award for purposes of this limit is its grant date fair value determined in accordance with U.S. generally accepted accounting principles. Any award granted to a participant while he or she was an employee or a consultant (other than a non-employee director) will not count for purposes of this limitation. As described above, these limits were developed with input from Compensia based on its review of non-employee director limits in equity plans for comparable companies and taking into consideration the existing annual non-employee directors limits in the 2014 Plan.

Administration

Our Board or one or more committees appointed by our Board administers the Amended 2014 Plan. Our compensation committee of our Board has been delegated the responsibility by our Board to administer our Amended 2014 Plan. If we determine it is desirable to qualify transactions under the Amended 2014 Plan as exempt under Rule 16b-3 of the Exchange Act, or Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the provisions of our Amended 2014 Plan, the administrator has the power to administer the plan, including but not limited to, the power to interpret the terms of the Amended 2014 Plan and awards granted under it, to create, amend and rescind rules and regulations relating to the Amended 2014 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of Shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce or increase their exercise price, and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type (which may have a higher or lower exercise price and different terms), awards of a different type and/or cash, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator, or the exercise price of an outstanding Award is increased or decreased, provided, however that no such exchange program may be implemented without first receiving the consent of our stockholders.

Stock Options

We may grant stock options under the Amended 2014 Plan. The exercise price of options granted under our Amended 2014 Plan will at least be equal to 100% of the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the methods of payment of the exercise price of an option, which may include cash, Shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option, to the extent vested as of the termination date, for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our Amended 2014 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

We may grant stock appreciation rights under our Amended 2014 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our Amended 2014 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with Shares, or a combination thereof, except that the per Share exercise price for the Shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per Share on the date of grant.

Restricted Stock

We may grant restricted stock under our Amended 2014 Plan. Restricted stock awards are grants of Shares that vest in accordance with terms and conditions established by the administrator. The administrator determines the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our Amended 2014 Plan, determines the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights but will not have dividend rights with respect to such Shares until the restrictions on such Shares have lapsed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

We may grant restricted stock units under our Amended 2014 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one Share of our common stock. Subject to the provisions of our Amended 2014 Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. Prior to the date the restricted stock units are settled, there is no entitlement to receive any dividends or other distributions paid with respect to the shares underlying such restricted stock units, and if any dividends or other distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the restricted stock units with respect to which they were paid.

Performance Units and Performance Shares

We may grant performance units and performance shares under our Amended 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish Company-wide, divisional, business unit, or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in Shares or in some combination thereof. Prior to the date the performance units or performance shares are settled, there is no entitlement to receive any dividends or other distributions paid with respect to the shares or shares underlying such units, and if any dividends or other distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the performance shares or performance units, as applicable, with respect to which they were paid.

Non-Transferability of Awards

Unless the administrator provides otherwise, our Amended 2014 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Amended 2014 Plan, the administrator will adjust the number and Class of Shares that may be delivered under the Amended 2014 Plan and/or the number, class, and price of Shares covered by each outstanding award, and the numerical Share limits set forth in the Amended 2014 Plan. In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

Our Amended 2014 Plan provides that in the event of a merger or change in control, as defined under the Amended 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

For awards granted to our non-employee directors, in the event of a change of control, the non-employee director will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, (ii) all restrictions on the non-employee director’s restricted stock and restricted stock units will lapse, and (iii) with respect to the non-employee director’s awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

Forfeiture Events

The administrator may specify in an award agreement under the Amended 2014 Plan that a participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but are not limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of our material policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to our business or reputation.

Amendment, Suspension or Termination

The administrator will have the authority to amend, suspend or terminate the Amended 2014 Plan provided such action does not impair the existing rights of any participant. Our Amended 2014 Plan will automatically terminate in 2024, unless the administrator terminates it sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended 2014 Plan. The summary is based on existing U.S. laws and regulations as of the record date, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options.

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the Shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such Shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the Shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the Shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the Shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the Shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the Shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options.

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the Shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the Shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the Shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights.

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock Awards.

A participant acquiring Shares of restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the Shares are acquired. Upon the sale of Shares acquired pursuant to a restricted stock Award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards.

There are no immediate tax consequences of receiving an Award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of Shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any Shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards.

A participant generally will recognize no income upon the grant of a performance share or a performance unit Award. Upon the settlement of such Awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any Shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A.

Section 409A of the Code and the Treasury regulations promulgated thereunder (“Section 409A”) provide certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended 2014 Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company.

We generally will be entitled to a tax deduction in connection with an Award under the Amended 2014 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under 162(m) and applicable guidance. Under 162(m), the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000 per year.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED 2014 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants, and Directors

The number of Awards that an employee, director or consultant may receive under the Amended 2014 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth the aggregate number of shares of common stock subject to options granted under the 2014 Plan during the last fiscal year, and the average per share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Evert B. Schimmelpennink, President, Chief Executive Officer, and Secretary	195,062	$3.38
Susan A. Knudson, Chief Financial Officer	143,500	$3.83
Patrick K. Lucy, Chief Business Officer	78,407	$3.38
All executive officers, as a group	495,376	$3.51
All directors who are not executive officers, as a group	90,000	$6.33
All employees who are not executive officers, as a group	1,122,254	$3.59

Vote Required

The approval of the Amended 2014 Plan and the number of Shares reserved for issuance thereunder requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ADOPTION OF THE APPROVAL OF THE AMENDED 2014 PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER AS DISCLOSED IN THIS PROXY STATEMENT.

* * * * *

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as Pfenex’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December  31, 2019 and recommends that stockholders vote in favor of the ratification of such appointment.

Ratification of Appointment

At the Annual Meeting, stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or other applicable legal requirements. However, our Board is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2019 if our audit committee believes that such a change would be in the best interests of Pfenex and its stockholders. If the appointment is not ratified by our stockholders, the audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees(1)	$460,000	$362,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

	$460,000	$362,600

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” KPMG LLP has not billed us for any Audit-Related Fees for 2018 or 2017.

(3)	“Tax Fees” consist of fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. KPMG LLP has not billed us for any Tax Fees for 2018 or 2017.
(4)

“All Other Fees” consist of fees billed for products and services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees. KPMG LLP has not billed us for any such services for 2018 or 2017.

Auditor Independence

In 2018, there were no other professional services provided by KPMG LLP that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to KPMG LLP for our fiscal years ended December 31, 2018 and 2017 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Pfenex Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee serves as the representative of the Board with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

•	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, KPMG LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The members of the audit committee are currently Phillip M. Schneider (Chairman), Robin D. Campbell, Ph.D. and Jason Grenfell-Gardner. Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable NYSE American and U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Schneider is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

The audit committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2018 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission. The audit committee also has selected KPMG LLP as the independent registered public accounting firm for fiscal year 2019. The Board recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Phillip M. Schneider (Chair)

Jason Grenfell-Gardner

Robin D. Campbell, Ph.D

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of March 20, 2019. Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Evert B. Schimmelpennink	47	Chief Executive Officer, President and Secretary
Susan A. Knudson	55	Senior Vice President, Chief Financial Officer
Patrick K. Lucy	51	Senior Vice President, Chief Business Officer
Shawn Scranton, PharmD	55	Senior Vice President, Chief Operating Officer
Martin B. Brenner, DVM, Ph.D.	48	Senior Vice President, Chief Scientific Officer

Evert B. Schimmelpennink has served as our Chief Executive Officer, President and Secretary since August 2017. Prior to his appointment, Mr. Schimmelpennink served as the Chief Executive Officer of Alvotech, a biosimilar development company from 2015 to July 2017. From September 2015 to November 2015, Mr. Schimmelpennink served as Vice President — Global Sterile Injectables of Pfizer Inc., a pharmaceutical company. Prior to that, Mr. Schimmelpennink served as Vice President — Global Generics from 2012 to 2015 and Director of Specialty Injectable Pharma Marketing EMEA & Director of Distributor Operations EMEA from 2011 to 2012 of Hospira, Inc., a pharmaceutical company. From 2002 to 2011, Mr. Schimmelpennink held various roles at Synthon BV, a generics medicine company, including Vice President Marketing and Sales from 2008 to 2011. From 1997 to 2002 he held various roles with Numico NV, a Dutch maker of baby foods and nutritional bars and shakes, including International Product Manager from 2000 to 2002 and Researcher Product Development from 1999 to 2000. Prior to Numico, Mr. Schimmelpennink served as a vaccine technologist at the Dutch National Institute for Public Health and the Environment from 1998 to 1999. Mr. Schimmelpennink received a Masters in bioprocess engineering from the Wageningen University in the Netherlands. The board of directors believes Mr. Schimmelpennink is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer of healthcare companies.

Susan A. Knudson has served as our Senior Vice President, Chief Financial Officer since February 2018. From 2009 to 2017, Ms. Knudson held various roles at Neothetics, Inc., a specialty pharmaceutical company, including Chief Financial Officer from 2014 to 2017 and Vice President of Finance and Administration from 2009 to 2014. Prior to joining Neothetics, Ms. Knudson served as Senior Director of Finance and Administration at Avera Pharmaceuticals, a pharmaceutical company, from May 2002 to January 2009. Prior to May 2002, Ms. Knudson served as Director of Finance and Administration at MD Edge, Inc., a medical communications company, from October 2000 to April 2002. Prior to joining MD Edge, Ms. Knudson served as Assistant Director of Accounting at Isis Pharmaceuticals, a pharmaceutical company, from April 2000 to October 2000. Ms. Knudson has also held senior positions at CombiChem, General Atomics and Deloitte & Touche. Ms. Knudson holds a B.A. in Accounting from the University of San Diego.

Patrick K. Lucy has served as the Company’s Senior Vice President, Chief Business Officer since 2014. He also served as the Company’s Interim Chief Executive Officer, President, and Secretary from January 2017 to August 2017, when Mr. Schimmelpennink was appointed to those roles. Mr. Lucy previously served as the Company’s Vice President of Business Development and Marketing between 2009 and 2014. Prior to joining the Company, Mr. Lucy held the position of Director of Business Development at DowPharma, a business within The Dow Chemical Company, a chemicals manufacturer, from 2002 to 2009. From 1999 to 2002, he held the position of Director of Business Development at Collaborative BioAlliance, Inc., a biotechnology company, which was acquired by The Dow Chemical Company. From 1998 to 1999, Mr. Lucy worked as a Validation Manager and Capital Project Manager and from 1996 to 1998, as a Quality Control Biochemistry Supervisor at Lonza Biologics Inc., a chemicals and biotechnology company. From 1991 to 1996, Mr. Lucy held various positions at Repligen Corporation, a life sciences company. Mr. Lucy holds a Bachelor’s degree in Biology from Villanova University.

Shawn Scranton, PharmD has served as our Senior Vice President, Chief Operating Officer since October 2018. Dr. Scranton previously served as Chief Scientific Consultant for Sentynl Therapeutics, Inc. a wholly owned subsidiarity of Zydus-Cadila, a pharmaceutical company, from 2017 to 2018. From 2015 to 2017, Dr. Scranton served as Senior Vice President, Chief Scientific Officer at Sentynl Therapeutics, Inc., a pharmaceutical company. Prior to Sentynl, Dr. Scranton served as Consultant, Managing Director at Strategic Therapeutic Solutions, LLC, a pharmaceutical consulting company, and from 2007 to 2012, Dr. Scranton served as VP, Scientific Operations at Victory Pharma, Inc., a specialty pharmaceutical company. Dr. Scranton served as Sr. Director of Translational Medicine at Kalypsys, Inc., a pharmaceutical company, from 2005 to 2007, and as Director of Clinical Research/Program Director at Salmedix Corporation, a drug development company, from 2001 to 2005. From 1998 to 2000, Dr. Scranton served as Senior Clinical Research Scientist, Clinical Development at Dura Pharmaceuticals, Inc., a pharmaceutical company. Dr. Scranton holds a Doctor of Pharmacy from the University of the Pacific School of Pharmacy (1994) and a B.A. in Animal Physiology from the University of California, San Diego (1988).

Martin B. Brenner, DVM, Ph.D. has served as our Senior Vice President, Chief Scientific Officer since March 2019. From 2017 to 2018, Dr. Brenner served as Chief Scientific Officer at Recursion Pharmaceuticals, Inc., a biotechnology company. From 2016 to 2017, Dr. Brenner served as Vice President and Head of Research and Early Development at Stoke Therapeutics, Inc., a biotechnology company. From 2013 to 2016, Dr. Brenner served as Executive Director, Diabetes & NASH, and Chair of Diabetes & NASH Early Discovery Unit at Merck Research Laboratories of Merck & Co., Inc., a pharmaceutical company. From 2012 to 2013, Dr. Brenner served as Senior Director, Head of Bioscience, CVMD at AstraZeneca PLC, a pharmaceutical company. From 2009 to 2012, Dr. Brenner served as an Associate Research Fellow for the Diabetes Prevention and Remission Group at Pfizer Inc., a pharmaceutical company. From 2003 to 2009, Dr. Brenner served as Senior Research Scientist for the Diabetes Drug Hunting Team at Eli Lilly and Company, a pharmaceutical company. Dr. Brenner holds a Ph.D. in Pharmacology from the Veterinary School of Hannover in Hamburg, Germany a DVM from Veterinary School of Ludwig-Maximilians-University in Munich, Germany.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the Board regarding the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

In May 2016, our compensation committee engaged Compensia, Inc., or Compensia, an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. Compensia serves at the discretion of our compensation committee. Compensia was engaged to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our directors and executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our directors and executive officers is competitive and fair. Our compensation committee assessed the independence of Compensia taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable NYSE American listing standards, and concluded that that there were no conflicts of interest with respect to the work that Compensia performed for the compensation committee.

Our named executive officers for 2018, which consist of our principal executive officer and our next two most highly compensated executive officers who were officers as of December 31, 2018, were as follows:

•	Evert B. Schimmelpennink, Chief Executive Officer, President, Secretary and Director;

•	Susan A. Knudson, Senior Vice President, Chief Financial Officer; and

•	Patrick K. Lucy, Senior Vice President, Chief Business Officer.

2018 Summary Compensation Table

The following table provides information regarding the compensation awarded to, or earned by, our Named Executive Officers during 2018 and 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)		Option Awards ($)(2)	Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation		Total ($)
Mr. Evert B. Schimmelpennink(3)	2018	550,466	—		432,306	—		261,820	362,018	(5)	1,606,610
Chief Executive Officer, President and Secretary	2017	218,115	—		754,627	94,282	(4)	—	25,355		1,092,379
Mr. Patrick K. Lucy(6)	2018	358,808	—		173,770	—		117,117	11,000	(7)	660,695
Chief Business Officer	2017	347,794	100,000	(8)	447,991	—		108,469	10,800		1,015,054
Ms. Susan Knudson(9)	2018	302,077	—		359,923	—		113,190	—		775,190
Chief Financial Officer

(1)	Salary, bonus and incentive plan figures represent amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).
(2)

The amounts shown are full grant date fair value in accordance with Accounting Standards Codification 718-10, Compensation — Stock Compensation (“ASC 718”). The assumptions used to calculate the grant date fair value of option awards and restricted stock unit awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC in March 2019.

(3)	Mr. Schimmelpennink joined Pfenex in August 2017 as our Chief Executive Officer, President and Secretary.
(4)

In lieu of providing a cash bonus to Mr. Schimmelpennink under the 2017 executive incentive bonus plan, the Compensation Committee approved a grant to Mr. Schimmelpennink effective on the first trading day of February 2018 of an award of restricted stock units that were 100% vested on the grant date.

(5)

Amounts represent $174,766 of relocation expenses reimbursed to or paid on behalf of Mr. Schimmelpennink, $176,252 for the associated tax gross up of reimbursement of relocation expenses, and $11,000 of matching contributions to our 401(k) plan made on behalf of Mr. Schimmelpennink.

(6)	Mr. Lucy served as interim Chief Executive Officer, President, Secretary, and Chief Business Officer until August 2017, and continues to serve as our Chief Business Officer.
(7)	Amount represents matching contributions to our 401(k) plan made on behalf of Mr. Lucy.
(8)

Amount represents a one-time bonus paid to Mr. Lucy in connection with his appointment as interim Chief Executive Officer, President and Secretary from January 2017 until August 2017. He continues to serve as our Chief Business Officer.

(9)	Ms. Knudson joined Pfenex in February 2018 as our Chief Financial Officer.

Non-Equity Incentive Plan Compensation and Bonus

2018 Non-Equity Incentive Plan Payments

For 2018, the target incentive amount for our named executive officers who received compensation under our 2018 executive incentive bonus plan was as follows:

Named Executive Officer	Target Award Opportunity ($)	Actual Award Amount ($)
Evert B. Schimmelpennink	$275,600	$261,820
Susan A. Knudson	$105,105	$113,190
Patrick K. Lucy	$124,593	$117,117

Our 2018 executive incentive bonus plan, or 2018 Bonus Plan, provided our named executive officers with an annual incentive compensation payment, subject to our achievement of our corporate performance goals and individual achievement. For 2018, our corporate-level goals included continued development of our product candidates and certain corporate operating metrics. The actual award amounts were calculated by weighting corporate goal attainment and individual goal attainment for each named executive officer as follows: Mr. Schimmelpennink, 100% corporate goals; Mr. Lucy and Ms. Knudson, 80% corporate goals/20% individual goals. For 2018, the compensation committee determined we achieved corporate attainment of our goals at 95%. The following was our determination of individual goal attainment in 2018: Mr. Lucy, 90%; and Ms. Knudson, 110%.

Employment Agreements for Executive Officers

Evert B. Schimmelpennink

We entered into an executive employment agreement with Mr. Schimmelpennink dated August 3, 2017. The executive employment agreement does not have a term and may be terminated by us or Mr. Schimmelpennink at any time.

Pursuant to the executive employment agreement, Mr. Schimmelpennink receives a base salary of $580,000 per year for 2019, less applicable withholdings, and he is eligible to earn an annual target bonus of up to 50% of his base salary upon achievement of performance objectives to be determined by our board of directors or compensation committee of our board of directors; provided, however, that our board of directors or compensation committee of our board of directors may approve a payment in excess of the target bonus if either determines, in its sole discretion, that Mr. Schimmelpennink has achieved the related performance objective(s) above target level(s). Mr. Schimmelpennink is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

In connection with Mr. Schimmelpennink’s relocation to the San Diego Metropolitan area, Mr. Schimmelpennink was eligible to receive reimbursement for reasonable temporary housing and travel between Chicago, Illinois and San Diego, California for up to 12 months, plus an amount equal to the full gross up for any taxable income Mr. Schimmelpennink may recognize due to this reimbursement, subject to certain repayment provisions that expired in August 2018.

Mr. Schimmelpennink was also eligible to receive reimbursements for reasonable relocation expenses related to his relocation to the San Diego Metropolitan area, up to a maximum of $200,000, plus an additional amount equal to the full gross up for any taxable income Mr. Schimmelpennink may recognize due to this reimbursement, subject to certain repayment provisions that expired in August 2018.

In addition, in connection with his employment, we granted Mr. Schimmelpennink an option to purchase 313,710 shares of our common stock pursuant to our 2016 Inducement Equity Incentive Plan and an option to purchase 36,290 shares of our common stock pursuant to our 2014 Equity Incentive Plan. The shares subject to each option award are scheduled to vest as follows, subject to Mr. Schimmelpennink’s continued service through the applicable vesting date: 25% of the shares will vest on the first anniversary of the date on which Mr. Schimmelpennink commenced employment with us and the balance of the shares will vest ratably over the 36 months thereafter, such that each option will be fully vested on the fourth anniversary of the date on which Mr. Schimmelpennink commenced employment with us.

The executive employment agreement also provides benefits in connection with a termination of employment under specified circumstances. Under the terms of the executive employment agreement, if we terminate Mr. Schimmelpennink’s employment other than for cause, death, or disability, or Mr. Schimmelpennink terminates his employment for good reason during the period beginning six months prior to a change of control and ending twelve months after a change of control, Mr. Schimmelpennink will be entitled to a receive, subject to his timely execution and non-revocation of a release of claims and his continued adherence to the nondisparagement provision of the executive employment agreement, (i) a lump sum severance payment equal to (x) 24 months of his then-current base salary and (y) his annual bonus at the target level of achievement for the year in which the termination occurs, (ii) reimbursements for Mr. Schimmelpennink’s and his eligible dependents’ COBRA premiums for up to 24 months; and (iii) accelerated vesting as to 100% of Mr. Schimmelpennink’s then-outstanding equity awards (including that equity awards subject to performance-based vesting will be deemed achieved at 100% of target levels, unless otherwise provided in the agreement evidencing such award).

The executive employment agreement provides that if we terminate Mr. Schimmelpennink’s employment without cause or Mr. Schimmelpennink terminates his employment for good reason outside of the period beginning six months prior to a change of control and ending twelve months after a change of control, Mr. Schimmelpennink will be entitled to receive, subject to his timely execution and non-revocation of a release of claims and his continued adherence to the nondisparagement provision of the executive employment agreement, (i) continuing payments of severance pay for 12 months at a rate equal to (x) the sum of 100% of his base salary rate, as then in effect, plus the sum of all performance bonuses paid to Mr. Schimmelpennink during our fiscal year immediately preceding the fiscal year in which Mr. Schimmelpennink’s termination occurs divided by (y) 12 and (ii) reimbursements for Mr. Schimmelpennink’s and his eligible dependents’ COBRA premiums for up to 12 months.

If Mr. Schimmelpennink’s employment with us is terminated due to his death or disability, then Mr. Schimmelpennink, or his estate, will receive an amount equal to a pro-rata portion of his target bonus for the year in which the termination occurs.

If any of the severance and other benefits provided for in the executive employment agreement or otherwise payable to Mr. Schimmelpennink constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Schimmelpennink.

Susan A. Knudson

We entered into an executive employment agreement with Ms. Knudson effective as of her first day of employment with the Company on February 1, 2018. The executive employment agreement does not have a term and may be terminated by us or Ms. Knudson at any time.

Pursuant to the executive employment agreement, Ms. Knudson receives a base salary of $350,000 for 2019, less applicable withholdings, and she will be eligible to earn an annual target bonus of up to 35% of her base salary upon achievement of performance objectives to be determined by our board of directors in its sole discretion. Ms. Knudson is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

In connection with her employment, we granted Ms. Knudson options to purchase 143,500 shares of our common stock at an exercise price per share equal to the fair market value of our shares on the date of grant, pursuant to our 2014 Equity Incentive Plan. The shares subject to the option award are scheduled to vest as follows, subject to Ms. Knudson’s continued service through each applicable vesting date: 25% of the shares will vest on the first anniversary of the date on which Ms. Knudson commenced employment with us and thereafter 1/48th of the shares subject to the option will vest on each monthly anniversary of the date on which Ms. Knudson commenced employment with us, such that the option will be fully vested on the fourth anniversary of the date on which Ms. Knudson commenced employment with us.

The executive employment agreement also provides benefits in connection with a termination of Ms. Knudson’s employment under specified circumstances. Under the terms of the executive employment agreement, if we terminate Ms. Knudson’s employment other than for “cause,” death, or “disability,” or Ms. Knudson terminates her employment for “good reason” during the period beginning three months prior to a change of control and ending twelve months following a “change of control” (as such terms are defined in the executive employment agreement) (the “Change of Control Period”), Ms. Knudson will be entitled to a receive, subject to her timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us (i) a lump sum severance payment equal to 150% of the sum of (x) her then-current base salary, as then in effect or, if greater, at the level in effect immediately prior to the change of control, plus (y) her target bonus for the fiscal year in which the termination occurs; (ii) reimbursements for Ms. Knudson’s and her eligible dependents’ COBRA premiums for up to 18 months; and (iii) accelerated vesting as to 100% of Ms. Knudson’s then-outstanding equity awards.

The executive employment agreement provides that if we terminate Ms. Knudson’s employment other than for cause, death, or disability, or Ms. Knudson terminates her employment for good reason outside of the Change of Control Period, Ms. Knudson will be entitled to receive, subject to her timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us, (i) continuing payments of severance pay for nine months at a rate equal to (x) the sum of 75% of her base salary rate, as then in effect, plus the sum of all performance bonuses paid to Ms. Knudson during our fiscal year immediately preceding the fiscal year in which Ms. Knudson’s termination occurs divided by (y) nine and (ii) reimbursements for Ms. Knudson’s and her eligible dependents’ COBRA premiums for up to nine months.

If any of the severance and other benefits provided for in the executive employment agreement or otherwise payable to Ms. Knudson constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Ms. Knudson.

Patrick K. Lucy

We entered into an executive employment agreement with Patrick Lucy, our Chief Business Officer, dated June 20, 2014, effective as of July 17, 2014, the date that our prospectus related to our initial public offering was declared effective. For 2017, Mr. Lucy was also Interim Chief Executive Officer, President and Secretary from January 2017 to August 2017. For 2019, Mr. Lucy’s current base salary is $367,000 and he will be eligible to earn an annual target bonus of up to 35% of his base salary. This agreement has no specific term and constitutes at-will employment.

In addition, Mr. Lucy is entitled under his executive employment agreement to the following severance and change of control benefits upon certain qualifying terminations.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” (as such terms are defined in Mr. Lucy’s executive employment agreement) outside of a period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims, (i) continuing payments of 75% of Mr. Lucy’s then-current base salary for 9 months, plus all performance bonuses paid to Mr. Lucy for the Company’s fiscal year immediately preceding the fiscal year in which Mr. Lucy’s termination of employment occurs; and (ii) payment by the Company for up to 9 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” during the period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims, (i) a lump sum payment equal to 150% of Mr. Lucy’s then-current base salary and Mr. Lucy’s target bonus in effect for the fiscal year in which the termination of employment occurs; (ii) payment by the Company for up to 18 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and (iii) accelerated vesting of 100% of Mr. Lucy’s then-outstanding Company equity awards.

In the event any of the payments provided for under this agreement or otherwise payable to Mr. Lucy would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, Mr. Lucy would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Mr. Lucy. This employment agreement does not require the Company to provide any tax gross-up payments.

Merger or Change of Control

Our 2014 Equity Incentive Plan, or 2014 Plan, provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

In addition, in the event of a change in control, options, stock appreciation rights, restricted stock, and restricted stock units held by our outside directors, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse, and all performance goals or other vesting for his or her performance shares and units will be deemed achieved at one hundred percent (100%) of target levels, and all other terms and conditions met.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, or the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Beginning in 2016, subject to limits under the Code, we match 100% of each of the employee’s contributions, up to a maximum match of 4% of the employee’s gross cash compensation.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by our named executive officers, as of December 31, 2018.

			Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Evert B. Schimmelpennink	09/01/2017	08/03/2017	116,667	(1)	233,333	(1)	3.52	09/01/2027
	02/01/2018	02/01/2018	—		195,062	(1)	3.38	02/01/2028
Patrick K. Lucy	06/17/2014	06/01/2014	26,671	(2)	—		11.59	06/17/2024
	02/02/2015	02/02/2015	39,291	(1)	1,709	(1)	6.90	02/02/2025
	04/01/2015	04/01/2015	22,916	(1)	2,084	(1)	16.91	04/01/2025
	02/01/2016	02/01/2016	29,729	(1)	12,241	(1)	9.19	02/01/2026
	03/01/2017	03/01/2017	37,188	(1)	47,812	(1)	7.47	03/01/2027
	03/01/2017	03/01/2017	9,833	(3)	1,405	(3)	7.47	03/01/2027
	02/01/2018	02/01/2018	—		78,407	(1)	3.38	02/01/2028
Susan Knudson	03/01/2018	02/01/2018	—		143,500	(1)	3.83	03/01/2028

(1)

Options vest over four years as follows: 25% of the shares vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years, subject to continued service.

(2)	The options have fully vested.
(3)	Options vest in equal monthly installments from the vesting commencement date over two years, subject to continued service.

Equity Compensation Plan Information

The following table provides information as of December 31, 2018 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	(a)		(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	3,759,096	(3)	$6.37	3,721,017	(4)
Equity compensation plans not approved by stockholders(5)	395,710	(6)	$3.82	104,290	(7)

Total	4,154,806		$6.12	3,825,307

(1)	The weighted average exercise price is calculated based solely on outstanding stock options.
(2)	Includes the following plans: 2009 Equity Incentive Plan (“2009 Plan”), 2014 Equity Incentive Plan (“2014 Plan”), and our 2014 Employee Stock Purchase Plan (“ESPP”).
(3)	This number includes 378,797 shares subject to outstanding awards granted under our 2009 Plan and 3,380,299 shares subject to outstanding awards granted under our 2014 Plan.
(4)

This number includes 2,136,217 shares available for issuance under our 2014 Plan and 1,584,800 shares available for sale under our ESPP. In addition, the shares available for issuance under the 2014 Plan includes shares returned to the 2009 Plan as the result of expiration or termination of awards (provided that the maximum number of shares that may be added to the 2014 Plan pursuant to such previously granted awards under the 2009 Plan is 961,755 shares). The ESPP provides for annual increases in the number of shares available for sale under the ESPP on the first day of each fiscal year beginning in 2015, equal to the least of: 355,618 shares; (ii) 1.5% of the outstanding shares of the common stock on the last day of the immediately preceding fiscal year; or (iii) such other amount as may be determined by the administrator. For 2019, our compensation committee exercised its authority to not increase the shares available for issuance under the ESPP pursuant to this provision.

(5)	Consists of the 2016 Inducement Equity Incentive Plan, or 2016 Inducement Plan. The material features of this plan are described below.
(6)	This number includes 395,710 shares subject to outstanding awards granted under our 2016 Inducement Plan, which has not been approved by stockholders.
(7)	This number includes 104,290 shares available for issuance under our 2016 Inducement Plan, which has not been approved by stockholders.

Material Features of the 2016 Inducement Equity Incentive Plan

The 2016 Inducement Equity Incentive Plan, or 2016 Inducement Plan, was established by the Board in September 2016 with the purpose of attracting, retaining and incentivizing employees in furtherance of Pfenex’s success. In accordance with NYSE American rules, this plan is used to offer equity awards as material inducements for new employees to join Pfenex. As of December 31, 2018, 500,000 shares of common stock were reserved solely for the granting of inducement stock options, restricted stock, restricted stock units and other awards. The 2016 Inducement Plan provides for the granting of stock options with exercise prices equal to the fair market value of our common stock on the date of grant. As of December 31, 2018, a total of 104,290 shares of Pfenex common stock remained available for issuance under the 2016 Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 20, 2019 for:

•	each of our directors and our nominees for director;

•	each of our named executive officers;

•	all of our current directors, director nominees, current executive officers, and named executive officers as a group; and

•	each person or group who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 31,487,199 shares of our common stock outstanding as of March 20, 2019. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 20, 2019 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Pfenex Inc., 10790 Roselle Street, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Persons and entities affiliated with Franklin Resources, Inc.(1)	4,334,305	13.8%
PRIMECAP Management Company(2)	3,347,900	10.6%
Entities affiliated with Signet Healthcare Partners, LP(3)	2,263,607	7.2%
The Dow Chemical Company(4)	1,771,428	5.6%
William Blair & Company, L.L.C.(5)	1,761,456	5.6%
BlackRock, Inc.(6)	1,622,574	5.2%
Sanders Morris Harris LLC(7)	1,634,806	5.2%
Directors, Director Nominees and Named Executive Officers:
Evert B. Schimmelpennink(8)	240,740	*
Patrick K. Lucy(9)	312,553	*
Susan Knudson(10)	45,966	*
Phillip M. Schneider(11)	103,000	*
Robin D. Campbell, Ph.D.(12)	97,000	*
John M. Taylor(13)	79,000	*
Jason Grenfell-Gardner(14)	53,000	*
Sigurdur Olafsson(15)	43,000	*
Magda Marquet, Ph.D.(16)	25,000	*
All current directors, director nominees, current executive officers, and named executive officers as a group (11 persons)(17)	999,259	3.1%

*	Represents beneficial ownership of less than one percent (1%).

(1)

Based solely on the most recently available Schedule 13G/A filed with the SEC on January 28, 2019 reporting beneficial ownership as of December 31, 2018. The shares are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries, or the Investment Management Subsidiaries, of Franklin Resources, Inc., or FRI. The Investment Management Subsidiaries may be deemed to be the beneficial owners of the shares. Charles B. Johnson and Rupert H. Johnson, Jr., or the Principal Shareholders, each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. The address of FRI, Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. is One Franklin Parkway, San Mateo, CA 94403.

(2)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 8, 2019 reporting beneficial ownership as of December 31, 2018. PRIMECAP Management Company reported sole voting power over 3,090,800 shares and sole dispositive power over 3,347,900 shares. The address of PRIMECAP Management Company is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(3)

Based solely on the Form 4 filed with the SEC on January 10, 2017 reporting beneficial ownership as of January 6, 2017. Consists of (i) 1,706,951 shares held of record by Signet Healthcare Partners QP Partnership III, LP and (ii) 556,656 shares held of record by Signet Healthcare Partners Accredited Partnership III, LP. The address for these entities is c/o Signet Healthcare Partners, 152 West 57th Street, 19th Floor, New York, NY 10019.

(4)

Consists of 1,771,428 shares held of record by The Dow Chemical Company, a publicly traded company listed on the New York Stock Exchange under the ticker symbol “DOW.” The address for this entity is c/o The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674.

(5)

Based solely on the most recently available Schedule 13G filed with the SEC on February 12, 2019 reporting beneficial ownership as of December 31, 2018. William Blair & Company, L.L.C. reported sole voting power over 1,245,219 shares and sole dispositive power over 1,761,456. The address for William Blair & Company, L.L.C. is 150 North Riverside Plaza, Chicago, IL 60606.

(6)

Based solely on the most recently available Schedule 13G filed with the SEC on February 8, 2019 reporting beneficial ownership as of December 31, 2018. BlackRock, Inc. reported sole voting power over 1,588,515 shares and sole dispositive power over 1,622,574 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(7)

Based solely on the most recently available Schedule 13D/A filed with the SEC on January 11, 2018 reporting beneficial ownership as of January 11, 2018. Sanders Morris Harris LLC reported shared and dispositive power of 1,634,806 shares. The address of Sanders Morris Harris LLC is 3100 Chase Tower, Houston, TX 77002.

(8)	Consists of 26,658 shares held and options to purchase 214,082 shares of common stock that are exercisable within 60 days of March 20, 2019.
(9)	Consists of 103,999 shares held and options to purchase 208,554 shares of common stock that are exercisable within 60 days of March 20, 2019.
(10)	Consists of 1,122 shares held and options to purchase 44,844 shares of common stock that are exercisable within 60 days of March 20, 2019.
(11)	Consists of 11,000 shares held and options to purchase 92,000 shares of common stock that are exercisable within 60 days of March 20, 2019.
(12)	Consists of 5,000 shares held and options to purchase 92,000 shares of common stock that are exercisable within 60 days of March 20, 2019.
(13)	Consists of options to purchase 79,000 shares of common stock that are exercisable within 60 days of March 20, 2019.
(14)	Consists of 10,000 shares and options to purchase 43,000 shares of common stock that are exercisable within 60 days of March 20, 2019.
(15)	Consists of options to purchase 43,000 shares of common stock that are exercisable within 60 days of March 20, 2019.

(16)	Consists of options to purchase 25,000 shares of common stock that are exercisable within 60 days of March 20, 2019.
(17)	Shares beneficially owned consists of 157,779 shares held and options to purchase 841,480 shares of common stock that are exercisable within 60 days of March 20, 2019.

RELATED PERSON TRANSACTIONS

In the ordinary course of our business, we have entered into a number of transactions with our officers, directors and 5% or greater stockholders. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

We have adopted a formal written policy providing that our audit committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our audit committee. In determining whether to approve a related party transaction, the audit committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

We are required to disclose transactions and series of similar transactions, since January 1, 2017, to which we were or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

There has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party required to be disclosed.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2018, all Section 16(a) filing requirements were satisfied on a timely basis.

Available Information

Our financial statements for our fiscal year ended December 31, 2018 are included in our Annual Report on Form 10-K. This proxy statement and our annual report are posted on the Investors section of our website at http://pfenex.investorroom.com/financials-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Pfenex Inc., Attention: Investor Relations, 10790 Roselle Street, San Diego, California 92121.

Company Website

We maintain a website at www.pfenex.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2020 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Pfenex’s principal executive offices no later than the close of business (5:00 p.m. Pacific Time) on December 11, 2019. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2020 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of Pfenex at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date on which Pfenex first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 25, 2020, and no later than the close of business (5:00 p.m. Pacific Time) on February 24, 2020, unless our 2020 annual meeting date occurs more than 30 days before or 60 days after May 9, 2020. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Pfenex will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2020 annual meeting of stockholders must be addressed to: Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

*            *             *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Diego, California

April 4, 2019

APPENDIX A

PFENEX INC.

2014 EQUITY INCENTIVE PLAN

(As Amended and Restated                 , 2019)

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Pfenex Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act and provided further that a Consultant will only include those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NYSE MKT, LLC, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this 2014 Equity Incentive Plan, as amended and restated.

(ee) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ff) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ii) “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 7,534,992 Shares, plus any Shares subject to stock options or similar awards granted under the Company’s 2009 Equity Incentive Plan (the “Existing Plan”) that, on or after the date this Plan initially was approved by the Company’s stockholders, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan from the Existing Plan equal to 961,755 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Share Counting. Any Shares subject to Awards of Options or Stock Appreciation Rights shall be counted against the numerical limits of this Section 3 as one (1) Share for every one (1) Share subject thereto. Any Shares subject to Awards granted under the Plan other than Options or Stock Appreciation Rights shall be counted against the numerical limits of this Section 3 as one and one half (1.5) Shares for every one (1) Share subject thereto and shall be counted as one and one half (1.5) Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised, whether or not actually issued pursuant to such exercise, will cease to be available under the Plan. Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price or purchase price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program (provided that the Administrator may not institute an Exchange Program without first receiving the consent of the Company’s stockholders);

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, subject to Section 11.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by reduction in the amount of any Company liability to the Participant; (7) by net exercise; (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (9) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. The Administrator may set restrictions based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will not be entitled to receive any dividends or other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and, subject to Section 3, again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units, subject to Section 11.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. Prior to the date the Restricted Stock Units are settled, Service Providers holding Restricted Stock Units will not be entitled to receive any dividends or other distributions paid with respect to the Shares underlying such Restricted Stock Units. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which they were paid.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and, subject to Section 3, again will become available for grant under the Plan.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider, subject to Section 11.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the grant date. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, subject to Section 11.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, divisional, business unit or individual goals), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion. Prior to the date the Performance Units/Shares are settled, Service Providers holding Performance Units/Shares will not be entitled to receive any dividends or other distributions paid with respect to the Performance Shares or Shares underlying such the Performance Units, as applicable. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Performance Units/Shares with respect to which they were paid.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or as otherwise determined by the Administrator; provided, however, that the timing of payment shall in all cases comply with Section 409A to the extent applicable to the Award. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and, subject to Section 3, again will be available for grant under the Plan.

11. Award Limitations.

(a) Annual Awards for Employees and Consultants. Subject to adjustment as provided in Section 14, during any Fiscal Year, no Employee or Consultant will be granted:

(i) Options or Stock Appreciation Rights covering more than 500,000 Shares during any Fiscal Year, increasing to 750,000 Shares in the Fiscal Year of his or her initial service.

(ii) Shares of Restricted, Restricted Stock Units, or Performance Shares covering more than 300,000 Shares during any Fiscal Year, increasing to 600,000 Shares in the Fiscal Year of his or her initial service.

(iii) Performance Units having an initial value greater than $500,000, increasing to $1,000,000 in the Fiscal Year of his or her initial service.

(b) Outside Director Limitations. No Outside Director may be paid, issued or granted, in any Fiscal Year, cash compensation and equity awards (including any Awards issued under this Plan) with an aggregate value greater than $500,000 increased to $1,000,000 in the Fiscal Year of his or her initial service as an Outside Director (in all cases, with the value of each equity award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)). Any cash compensation paid or Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 11(b).

12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, or as otherwise required by Applicable Law, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence, such that vesting shall cease on the first day of any unpaid leave of absence and shall only recommence upon return to active services. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3, 11(a), and 11(b).

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock

Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash (or cash equivalent), (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, or (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted, including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22, the Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from the date of the initial Board action to adopt the Plan unless terminated earlier under Section 19.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. The granting of Awards and the issuance and delivery of Shares under the Plan shall be subject to all Applicable Laws, rule and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws, rules and regulations and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

23. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. The Administrator may also require the application of this Section with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws.

VOTE BY INTERNET - www.proxyvote.com
PFENEX INC. 10790 ROSELLE STREET SAN DIEGO, CA 92121

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following nominees for Class II director:		☐	☐	☐

1. Election of Directors

Nominees

01) Phillip M. Schneider 02) Robin D. Campbell, Ph.D 03) Magda Marquet, Ph.D.

The Board of Directors recommends you vote FOR Proposals 2 and 3.						For	Against	Abstain

2.  To approve an amendment and restatement of the Company’s 2014 Equity Incentive Plan (1) to increase the number of shares of common stock reserved thereunder by 2,000,000 shares; and (2) to make such other changes as described in the proxy statement

						☐	☐	☐
						For	Against	Abstain

3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.						☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of all nominees for Class II Director, FOR the approval of the amendment and restatement of our 2014 Equity Incentive Plan and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000407544_1    R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

PFENEX INC.

Annual Meeting of Stockholders

May 9, 2019 12:00 PM Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Evert B. Schimmelpennink and Susan A. Knudson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PFENEX INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Pacific Time on May 9, 2019, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., located at 12235 El Camino Real, San Diego, CA, 92130, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Continued and to be signed on reverse side

0000407544_2    R1.0.1.18